EXHIBIT 10.1

ANDRESMIN GOLD CORPORATION

Suite 1450, 409 Granville Street

Vancouver, British Columbia

Canada, V6C 1T2

Tel: (604) 669-3707

June 10, 2004

To:

THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF

GRUPO MINERO INTERNACIONAL S.A.C.

193-I, 401-C José Antonio Street

La Molina, Peru

Dear Sirs\Mesdames:

Re:

OFFER TO PURCHASE ALL OF THE OUTSTANDING SHARES IN THE CAPITAL OF GRUPO MINERO INTERNACIONAL S.A.C. ("GRUPO") FROM ALL THE SHAREHOLDERS OF THE OUTSTANDING SHARES IN THE CAPITAL OF GRUPO BY ANDRESMIN GOLD CORPORATION ("ANDRESMIN")

Further to the Letter Agreement dated April 29, 2004 with respect to the matter above-noted, we hereby acknowledge and confirm that the condition precedent to closing as described in clause 6 thereof has been extended from June 10, 2004 to June 30, 2004.

We trust you find the foregoing satisfactory, and would ask that you indicate your agreement with all of the foregoing by executing a copy of this Amending Letter Agreement and return an originally signed copy to the undersigned.

Yours very truly,

ANDRESMIN GOLD CORPORATION

Per:

/s/ Lance Larsen

Lance Larsen, Director

If the parties wish to accept the terms and conditions set forth above, please execute this Letter Agreement and return an originally signed copy to the undersigned.  Upon such execution and return, this Letter Agreement shall constitute a binding agreement upon the parties.

GRUPO MINERO INTERNACIONAL S.A.C.

Per:

/s/ Esther Yvonne Carrillo

Dated: June 10, 2004

Esther Yvonne Carrillo, general manager

of Grupo Minero S.A.C.

/s/ David Clifton

Dated: June 10, 2004

David Michael Clifton, shareholder of

Grupo Minero Internacional S.A.C.

/s/ Shih Hung Chuang

Dated: June 10, 2004

Shih-Hung Chuang, shareholder of

Grupo Minero Internacional S.A.C.